EXHIBIT 99.2
ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Three Months Ended December 31,
	2006	2005
Revenue —
Gross revenue	$1,811.9	$1,782.4
Less intercompany revenue	(317.6)	(314.4)

Net Revenue	$1,494.3	$1,468.0

Revenue Mix (based on net revenue) (A) —
Collection —
Residential	$301.6	$299.4
Commercial	381.0	362.2
Roll-off	322.5	325.4
Recycling	51.5	48.6

Total Collection	1,056.6	1,035.6
Disposal —
Landfill (net of $186.4 and $187.7 of intercompany)	207.9	209.2
Transfer (net of $98.3 and $100.6 of intercompany)	103.3	103.2

Total Disposal	311.2	312.4
Recycling — Commodity	54.9	51.9
Other	71.6	68.1

Total	$1,494.3	$1,468.0

Internalization Based on Disposal Volumes	73%	72%

Landfill Volumes in Thousands of Tons	19,117	19,753

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	4.8%	5.0%
Volume change	(0.8)%	1.7%

Total	4.0%	6.7%

Year over Year Internal Growth (including commodity)	3.7%	6.4%

(A)	The revenue mix for 2005 reflects the reclassification of transportation revenue out of collection, disposal and recycling-commodity revenue to other revenue.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages and tons data)
(unaudited)

	For the Year Ended December 31,
	2006	2005
Revenue —
Gross revenue	$7,323.2	$7,017.2
Less intercompany revenue	(1,294.4)	(1,282.4)

Net Revenue	$6,028.8	$5,734.8

Revenue Mix (based on net revenue) (A) —
Collection —
Residential	$1,205.2	$1,188.1
Commercial	1,502.0	1,398.0
Roll-off	1,333.3	1,251.3
Recycling	202.4	198.4

Total Collection	4,242.9	4,035.8
Disposal —
Landfill (net of $759.0 and $773.7 of intercompany)	850.7	812.2
Transfer (net of $405.2 and $416.3 of intercompany)	424.4	422.5

Total Disposal	1,275.1	1,234.7
Recycling — Commodity	217.5	225.6
Other	293.3	238.7

Total	$6,028.8	$5,734.8

Internalization Based on Disposal Volumes	72%	73%

Landfill Volumes in Thousands of Tons	78,607	79,975

Year over Year Internal Growth (excluding commodity) —
Average per unit price change	5.9%	2.2%
Volume change	0.8%	2.8%

Total	6.7%	5.0%

Year over Year Internal Growth (including commodity)	6.3%	4.3%

(A)	The revenue mix for 2005 reflects the reclassification of transportation revenue out of collection, disposal and recycling-commodity revenue to other revenue.

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF OPERATIONS DATA
(amounts in millions, except percentages)
(unaudited)
The following tables provide the components of our operating costs and as a percentage of revenues:

	Three Months Ended December 31,
	2006		2005
Labor and related benefits	$268.2	17.9%	$280.8	19.1%
Transfer and disposal costs	118.8	8.0	121.0	8.2
Maintenance and repairs	121.7	8.2	123.7	8.4
Transportation and subcontractor costs	123.4	8.3	124.6	8.5
Fuel	69.0	4.6	68.7	4.7
Disposal and franchise fees and taxes	91.8	6.1	88.4	6.0
Landfill operating costs	38.9	2.6	37.1	2.5
Risk management	47.2	3.2	42.7	2.9
Costs of good sold	13.8	0.9	10.8	0.7
Other	52.3	3.4	59.9	4.2

Total operating expenses	$945.1	63.2%	$957.7	65.2%

	Year Ended December 31,
	2006		2005
Labor and related benefits	$1,115.9	18.5%	$1,114.1	19.4%
Transfer and disposal costs	496.3	8.2	492.1	8.6
Maintenance and repairs	494.5	8.2	490.1	8.5
Transportation and subcontractor costs	513.0	8.5	456.5	8.0
Fuel	298.4	5.0	241.7	4.2
Disposal and franchise fees and taxes	369.9	6.2	353.1	6.2
Landfill operating costs	152.3	2.5	150.9	2.6
Risk management	170.4	2.8	175.9	3.1
Costs of good sold	54.9	0.9	45.8	0.8
Other	208.7	3.5	225.5	3.9

Total operating expenses	$3,874.3	64.3%	$3,745.7	65.3%

The following tables provide the components of our selling, general and administrative costs and as a percentage of revenues:

	Three Months Ended December 31,
	2006		2005
Salaries	$86.8	5.8%	$82.3	5.6%
Rent and office costs	8.6	0.6	10.5	0.7
Professional fees	14.9	1.0	12.9	0.9
Provision for doubtful accounts	5.1	0.3	4.1	0.3
Other	32.5	2.2	27.1	1.8

Total selling, general and administrative expenses	$147.9	9.9%	$136.9	9.3%

	Year Ended December 31,
	2006		2005
Salaries	$363.3	6.0%	$324.3	5.7%
Rent and office costs	40.8	0.7	40.8	0.7
Professional fees	57.3	1.0	49.8	0.9
Provision for doubtful accounts	18.6	0.3	18.8	0.3
Other	115.3	1.9	85.5	1.5

Total selling, general and administrative expenses	$595.3	9.9%	$519.2	9.1%

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
BALANCE SHEET
(amounts in millions, except per share data)
(unaudited)

	December 31,	December 31,
	2006	2005
ASSETS
Current assets —
Cash and cash equivalents	$94.1	$56.1
Accounts receivable, net of allowance of $19.2 and $17.8	701.3	690.5
Prepaid and other current assets	79.8	80.5
Deferred income taxes	172.5	93.3

Total current assets	1,047.7	920.4
Property and equipment, net	4,354.0	4,273.5
Goodwill	8,126.1	8,184.2
Other assets, net	283.2	283.2

Total assets	$13,811.0	$13,661.3

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities —
Current portion of long-term debt	$236.6	$238.5
Accounts payable	502.8	564.8
Current portion of accrued capping, closure, post-closure and environmental costs	95.8	95.8
Accrued interest	106.9	116.5
Other accrued liabilities	356.5	330.5
Unearned revenue	234.1	229.4

Total current liabilities	1,532.7	1,575.5
Long-term debt, less current portion	6,674.0	6,853.2
Deferred income taxes	357.3	305.5
Accrued capping, closure, post-closure and environmental costs, less current portion	769.5	796.8
Other long-term obligations	878.6	690.9
Stockholders’ equity —
Series C senior mandatory convertible preferred stock, $0.10 par value, 6.9 million shares authorized, issued and outstanding, liquidation preference of $50.00 per share, net of $11.9 million of issuance costs	—	333.1
Series D senior mandatory convertible preferred stock, $0.10 par value, 2.4 million shares authorized, issued and outstanding, liquidation preference of $250.00 per share, net of $19.2 million of issuance costs	580.8	580.8
Common stock	3.7	3.3
Additional paid-in capital	2,802.0	2,440.7
Accumulated other comprehensive loss	(57.4)	(70.3)
Retained earnings	269.8	151.8

Total stockholders’ equity	3,598.9	3,439.4

Total liabilities and stockholders’ equity	$13,811.0	$13,661.3

Days sales outstanding	43 days	43 days

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Three	For the Three
	Months Ended	Months Ended
	December 31, 2006	December 31, 2005
Operating activities —
Net income	$9.8	$66.7
Discontinued operations, net of tax	—	(0.6)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	139.3	138.1
Stock-based compensation expense	(4.9)	1.4
Doubtful accounts	5.1	4.1
Accretion of debt and amortization of debt issuance costs	5.4	5.4
Deferred income taxes	105.9	40.6
Gain on sale of fixed assets	(5.1)	(0.5)
Loss from divestitures and asset impairments	8.0	—
Write-off of deferred debt issuance costs	0.4	0.2
Other non-cash items	(2.8)	3.2
Change in operating assets and liabilities, excluding the effects of purchase acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	36.0	25.3
Accounts payable, accrued liabilities, unearned income and other	3.9	(22.2)
Capping, closure and post-closure accretion	12.1	12.5
Capping, closure, post-closure and environmental expenditures	(33.1)	(34.2)

Cash provided by operating activities from continuing operations	280.0	240.0

Investing activities —
Cost of acquisitions, net of cash acquired	—	(2.2)
Proceeds from divestitures, net of cash divested	5.0	3.5
Proceeds from sale of fixed assets	10.6	9.9
Capital expenditures, excluding acquisitions	(159.5)	(204.5)
Capitalized interest	(4.7)	(3.8)
Change in deferred acquisition costs, notes receivable and other	(1.1)	0.2

Cash used for investing activities from continuing operations	(149.7)	(196.9)

Financing activities —
Proceeds from long-term debt, net of issuance costs	1.8	204.4
Payments of long-term debt	(132.2)	(272.6)
Payments of preferred stock dividends	(9.5)	(14.8)
Net change in disbursement account	16.5	43.4
Net proceeds from exercise of stock options and other	10.1	0.8

Cash used for financing activities from continuing operations	(113.3)	(38.8)

Cash provided by discontinued operations	—	1.0

Increase in cash and cash equivalents	17.0	5.3
Cash and cash equivalents, beginning of period	77.1	50.8

Cash and cash equivalents, end of period	$94.1	$56.1

ALLIED WASTE INDUSTRIES, INC.
SUMMARY DATA SHEET
STATEMENT OF CASH FLOWS
(amounts in millions)
(unaudited)

	For the Year Ended	For the Year Ended
	December 31, 2006	December 31, 2005
Operating activities —
Net income	$160.9	$203.8
Discontinued operations, net of tax	—	(10.8)
Adjustments to reconcile net income to cash provided by operating activities from continuing operations —
Provisions for:
Depreciation and amortization	569.3	554.4
Stock-based compensation expense	10.5	5.6
Doubtful accounts	18.6	18.8
Accretion of debt and amortization of debt issuance costs	21.8	22.7
Deferred income taxes	206.3	119.9
Gain on sale of fixed assets	(9.8)	(3.5)
Loss from divestitures and asset impairments	22.5	5.9
Write-off of deferred debt issuance costs	4.1	13.7
Other non-cash items	(16.3)	(20.8)
Change in operating assets and liabilities, excluding the effects of purchase acquisitions —
Accounts receivable, prepaid expenses, inventories and other assets	(34.6)	(50.8)
Accounts payable, accrued liabilities, unearned income and other	3.6	(105.2)
Capping, closure and post-closure accretion	49.4	50.3
Capping, closure, post-closure and environmental expenditures	(84.7)	(91.4)

Cash provided by operating activities from continuing operations	921.6	712.6

Investing activities —
Cost of acquisitions, net of cash acquired	(10.7)	(8.0)
Proceeds from divestitures, net of cash divested	61.8	8.9
Proceeds from sale of fixed assets	22.4	20.3
Capital expenditures, excluding acquisitions	(669.3)	(695.9)
Capitalized interest	(17.6)	(14.5)
Change in deferred acquisition costs, notes receivable and other	4.6	6.2

Cash used for investing activities from continuing operations	(608.8)	(683.0)

Financing activities —
Proceeds from long-term debt, net of issuance costs	1,239.3	3,043.5
Payments of long-term debt	(1,438.4)	(3,740.2)
Payments of preferred stock dividends	(48.3)	(48.9)
Net proceeds from sale of Series D preferred stock	—	580.8
Net change in disbursement account	(47.3)	21.9
Net proceeds from sale of common stock, exercise of stock options and other	19.9	97.4

Cash used for financing activities from continuing operations	(274.8)	(45.5)

Cash provided by discontinued operations	—	4.0

Increase (decrease) in cash and cash equivalents	38.0	(11.9)
Cash and cash equivalents, beginning of period	56.1	68.0

Cash and cash equivalents, end of period	$94.1	$56.1

ALLIED WASTE INDUSTRIES INC.
SUMMARY DATA SHEET
FREE CASH FLOWS DATA
(amounts in millions)
(unaudited)

	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005
Free Cash Flow:
Cash provided by operating activities	$280.0	$240.0	$921.6	$712.6
Add: Premium on debt repurchases	—	—	37.2	49.5
Change in disbursement account	16.5	43.4	(47.3)	21.9
Proceeds from sale of fixed assets	10.6	9.9	22.4	20.3
Less: Capital expenditures, excluding acquisitions	(159.5)	(204.5)	(669.3)	(695.9)

Free cash flow	147.6	88.8	264.6	108.4

Market development and other investing activities, net	3.9	1.5	55.7	7.1
Cash provided by discontinued operations	—	1.0	—	4.0
Capitalized interest	(4.7)	(3.8)	(17.6)	(14.5)
Debt issuance costs	—	(1.1)	(11.7)	(24.8)
Payments on preferred stock dividends	(9.5)	(14.8)	(48.3)	(48.9)
Premium on debt repurchases	—	—	(37.2)	(49.5)
Proceeds from issuance of equity, net of issuance costs	—	—	—	676.5
Accretion and other	8.5	(2.9)	13.6	(4.9)
Change in cash	(17.0)	(5.3)	(38.0)	11.9

Decrease in debt	$128.8	$63.4	$181.1	$665.3

Debt balance at beginning of period	$7,039.4	$7,155.1	$7,091.7	$7,757.0
Decrease in debt	128.8	63.4	181.1	665.3

Debt balance at end of period	$6,910.6	$7,091.7	$6,910.6	$7,091.7

DILUTED EARNINGS PER SHARE COMPUTATION
(amounts in millions, except per share data)
(unaudited)

	For the Three Months		For the Year
	Ended December 31,		Ended December 31,
	2006	2005	2006	2005
Diluted earnings per share computation:
Income from continuing operations	$9.8	$66.9	$160.9	$193.8
Add: Interest expense, net of tax for senior convertible debentures	—	1.4	—	—
Less: Dividends on preferred stock	(9.4)	—	(42.9)	(52.0)

Income from continuing operations available to common shareholders	$0.4	$68.3	$118.0	$141.8

Weighted average common shares outstanding	366.6	329.5	356.7	326.9
Dilutive effect of stock, stock options and contingently issuable shares	3.1	120.2	2.6	3.2

Weighted average common and common equivalent shares outstanding	369.7	449.7	359.3	330.1

Diluted earnings per share from continuing operations	$0.00	$0.15	$0.33	$0.43